UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 9, 2008

Commission	Registrant, State of Incorporation,	I.R.S. Employer
File Number	Address and Telephone Number	Identification No.

1-8809	SCANA Corporation	57-0784499
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

1-3375	South Carolina Electric & Gas Company	57-0248695
(a South Carolina corporation)
1426 Main Street, Columbia, South Carolina 29201
(803) 217-9000

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
     (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act
     (17 CFR 240.13e-4(c))

This combined Form 8-K is separately filed by SCANA Corporation and South Carolina Electric & Gas Company.  Information contained herein relating to any individual company is filed by such company on its own behalf.  Each company makes no representation as to information relating to the other company.

Item 8.01          OTHER EVENTS

On June 9, 2008, members of SCANA Corporation’s (SCANA) senior management conducted a conference call with securities analysts and other interested persons to discuss SCANA’s nuclear strategy, including a discussion of the Base Load Review Act application filed by South Carolina Electric & Gas Company on May 30, 2008.  Presentation materials for the call are attached to this Form 8-K as Exhibit 99.1

Item 9.01          FINANCIAL STATEMENTS AND EXHIBITS

(d)      Exhibits

                    Exhibit 99.1   SCANA’s Nuclear Strategy Presentation – June 2008

SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, each of the registrants has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.  The signature of each registrant shall be deemed to relate only to matters having reference to such registrant and any subsidiaries thereof.

SCANA Corporation
South Carolina Electric & Gas Company
(Registrants)

June 10, 2008	By:	/s/James E. Swan, IV
James E. Swan, IV
Controller

EXHIBIT INDEX

Number

99.1	SCANA’s Nuclear Strategy Presentation – June 2008